Exhibit 10.1

FIRST AMENDMENT TO LOAN

AGREEMENT AND OTHER LOAN DOCUMENTS

THIS FIRST AMENDMENT TO LOAN AGREEMENT AND OTHER DOCUMENTS (this “Amendment”) is made as of July 18, 2007 (the “Effective Date”), by and between ALEXION MANUFACTURING LLC, a Delaware limited liability company (“Borrower”), having an address at c/o Alexion Pharmaceuticals Inc., 352 Knotter Drive, Cheshire, Connecticut 06410, and iSTAR FINANCIAL INC., a Maryland corporation (together with its successors and assigns, hereinafter referred to as “Lender”), with offices at c/o iStar Financial Inc., 1114 Avenue of the Americas, 27th Floor, New York, New York 10036.

RECITALS

A. Borrower and Lender entered into a Loan and Security Agreement dated as of July 11, 2006 (the “Loan Agreement”), pursuant to which, among other things, Lender agreed to make a loan (the “Loan”) to Borrower in the principal amount of Twenty Six Million Dollars ($26,000,000) upon the terms and conditions set forth in the Loan Agreement. Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement. The Loan is evidenced by that certain Promissory Note dated July 11, 2006 in the principal amount of Twenty Six Million and 00/100 Dollars ($26,000,000.00) (the “Note”). The Loan is secured by, among other things, the Construction Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Mortgage”), recorded on July 13, 2006, in the Records of Land Evidence of the Town of Smithfield in the State of Rhode Island in Book 504 at Page 14 and covering the Mortgaged Property more particularly described on Exhibit A attached hereto and made a part hereof.

B. Borrower has requested that Lender increase the amount of the Loan by Eighteen Million Dollars ($18,000,000) and to make certain other modifications to the Loan Documents, all as set forth herein. Lender is willing to make such increase in the Loan amount and such other modifications to the Loan Documents, all upon the terms and subject to the conditions set forth herein.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Incorporation of Recitals. The foregoing Recitals are incorporated herein and expressly made a part hereof.

2. Amendment to Loan Agreement. The Loan Agreement is hereby amended and modified as follows:

(a) The definition of “Base Rate” in Section 1.1 of the Loan Agreement is hereby deleted and replaced with the following:

“Base Rate” means 9.12% (which shall be equal to the sum of (i) 9.17% multiplied by 59.1% plus (ii) a rate equal to 10 Year Treasuries as of the Effective Date plus 400 basis points multiplied by 40.9%).

(b) The definition of “Commitment Fee” in Section 1.1 of the Loan Agreement is hereby deleted and replaced with the following:

“Commitment Fee” means $660,000 (a portion of which in the amount of $390,000 which has been previously paid).

(c) The definition of “Loan” in Section 1.1 of the Loan Agreement is hereby deleted and replaced with the following:

“Loan” means the loan in the aggregate amount of $44,000,000 from Lender to Borrower as evidenced by the Note.

(d) The definition of “Note” in Section 1.1 of the Loan Agreement is hereby deleted and replaced with the following:

“Note” means the Amended and Restated Promissory Note, together with the Substitute Notes and all future advances, extensions, renewals, substitutions, modifications and amendments of the Amended and Restated Promissory Note and Substitute Notes.

(e) Section 2.3 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

“2.3 Payments.

Interest for the period commencing on the date of the initial disbursement of the Loan and ending on August 9, 2006 shall be paid on the Closing Date. On each Payment Date thereafter commencing with the Payment Date occurring on September 10, 2006, Borrower shall pay to Lender interest on the outstanding principal of the Loan accrued from and including the immediately preceding Payment Date, to, but not including, the Payment Date on which such payment is to be made. Commencing on March 10, 2010 and on each Payment Date thereafter, principal of the Loan evidenced by the Note shall be paid to Lender in equal monthly installments of principal in an amount equal to Four Hundred Eighty-Eight Thousand Eight Hundred Eighty-Eight and 89/100 Dollars ($488,888.89) per month, which amount shall be sufficient to amortize the full principal amount outstanding as of such date over a seven and one-half (7.5) year term (such amortization schedule also setting forth interest at the Base Rate (assuming all payments are timely made) is attached hereto as Schedule 2.3).”

(f) Section 2.4(B) of the Loan Agreement is hereby amended by deleting the date “August 10, 2016” in the third line thereof, and replacing it with “August 10, 2017”.

(g) Section 2.11 of the Loan Agreement is hereby deleted in its entirety.

(h) Schedule 2.3 of the Loan Agreement is hereby deleted and the attached Schedule 2.3 in inserted in lieu thereof.

Section 3.3 of the Loan Agreement is hereby amended by adding the following condition:

“(X) Borrower shall deliver to Lender evidence that the amounts in the Development Fund together with Borrower’s funds are sufficient to complete the Initial Construction Work such that the Loan shall at all times be “in balance.” The Loan shall be deemed to be “in balance” only at such time and from time to time, as Lender may reasonably determine that either: (a) the then undisbursed portion of the Loan (giving effect to all escrow reserves and retainage) equals or exceeds the amount necessary to pay for all Hard Costs and Soft Costs still outstanding in connection with the Initial Construction Work until Completion of the Initial Construction Work, or (b) the then undisbursed portion of the Loan does not equal or exceed the foregoing described respective amount or amounts, but Borrower either: (x) has deposited with Lender cash sufficient to bring the Loan “in balance,” or (y) has, with Lender’s prior approval (which approval may be given or withheld in Lender’s sole discretion) agreed to fund, and is funding, the deficiency from outside sources, as payments for the costs of the Initial Construction Work to come due and, until the Loan is in balance, prior to any further Development Fund Advances.”

3. Deposit and Disbursement of Additional Proceeds. Borrower acknowledges and agrees that the Additional Proceeds shall be deposited by Lender into the Development Fund and shall be disbursed to Borrower in accordance with Section 3.3 of the Loan Agreement and that prior to any disbursement of such Additional Proceeds, Borrower shall satisfy the requirements set forth in the Loan Agreement.

4. Additional Proceeds. Borrower acknowledges and agrees that the aggregate principal sum now secured by the Mortgage is $44,000,000, which represents the outstanding principal balance under the Note plus additional proceeds in the amount of $18,000,000 as evidenced by that certain Amended and Restated Promissory Note dated of even date herewith.

5. Amended and Restated Promissory Note. As of the date hereof, Borrower has executed and delivered to Lender that certain Amended and Restated Promissory Note (the “New Note”), which New Note shall amend and restate the Note in its entirety. All references in the Loan Documents to the term “Note” shall hereafter be deemed to refer to the New Note.

6. Amendment to Loan Documents. As used in the Loan Documents, the definition of “Loan Documents” includes this Amendment. The references in all Loan Documents to (1) the “Loan Agreement” shall mean the Loan Agreement as amended and modified by this Amendment, (2) all and any Loan Document(s) shall mean such Loan Document(s) as amended hereby and the New Note and (3) the term “Loan” shall now refer to the Loan in the amount of $44,000,000, as increased from $26,000,000 pursuant to the terms of this Amendment.

7. Conditions Precedent. Borrower agrees that it shall be a condition precedent to the effectiveness of this Amendment that, among other things, all of the following shall have been satisfied on or prior to the date of this Amendment:

(a) Borrower shall execute and deliver to Lender the New Note;

(b) Borrower shall execute and deliver to Lender the First Amendment to Construction Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Fixture Filing;

(c) Borrower shall execute and deliver to Lender this Amendment;

(d) Borrower shall have paid all fees and expenses of Lender incurred in connection with this Amendment, including fees and disbursements of Lender’s attorneys and all recording fees, escrow fees and title charges and premiums;

(e) Borrower shall have furnished to Lender certified resolutions and current certificates of good standing for Borrower and certified resolutions for Guarantor;

(f) Lender shall have received a date down or other form of endorsement to the Title Policy, in form and substance satisfactory to Lender, which, if a date down endorsement, shall amend the date of such policy to the date of the First Amendment to Construction Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Fixture filing is recorded, disclose no new Schedule B exceptions except as may be approved in writing by Lender and insure that the mortgage remains a valid first priority lien on the Mortgaged Property;

(g) Borrower shall pay to Lender the remaining portion of the Commitment Fee in the amount of $270,000;

(i) Borrower has obtained Drug Approval; and

(j) Lender shall have received an opinion of counsel to Borrower, in form and substance acceptable to Lender.

The obligation of Lender to enter into and perform its obligations under this Amendment is subject to the satisfaction of the express conditions precedent as set forth herein, each of which is for the sole benefit of Lender and may be waived at any time by written notice thereof from Lender to Borrower. The waiver of any particular condition precedent shall not constitute the waiver of any other.

8. Representations and Warranties. In order to induce Lender to execute this Amendment, Borrower and Guarantor each represents and warrants as follows:

(a) This Amendment, and any other documents and instruments required to be executed and delivered by Borrower and/or Guarantor in connection herewith, when executed and delivered, will constitute the duly authorized, valid and legally binding obligations of Borrower and Guarantor, as applicable, and will be enforceable in accordance with their respective terms, subject only to bankruptcy and insolvency laws of general applicability and the application of general principles of equity.

(b) The execution, delivery and performance of this Amendment, the Loan Documents as modified by this Amendment and any other documents or instruments to be executed and delivered by Borrower and Guarantor in connection herewith will not: (i) violate any laws or (ii) conflict with, be inconsistent with, or result in any breach or default of any of the terms, covenants, conditions, or provisions of any indenture, mortgage, deed of trust, corporate charter or bylaws, instrument, document, agreement or contract of any kind to which Borrower or Guarantor is a party or by which Borrower or Guarantor may be bound. Borrower and Guarantor are not in default (beyond applicable grace or cure periods) under any contract or agreement to which each is a party, the effect of which default will materially adversely affect the performance by Borrower or Guarantor of their representative obligations pursuant to and as contemplated by the terms and provisions of this Amendment and the Loan Documents as modified by this Amendment.

(c) The representations and warranties made by Borrower and Guarantor in the Loan Documents, as modified by this Amendment, to which each such person or entity is a party are true, correct, and complete in all material respects as of the date of this Amendment, except as otherwise disclosed in writing by Borrower to Lender.

(d) Neither Borrower nor Guarantor has any defenses, claims, offsets or setoffs with regard to the enforcement of the Loan Documents.

9. No Waiver. Notwithstanding anything contained in this Amendment to the contrary or any prior act of Lender or any procedure established by Lender with regard to the Loan, Borrower acknowledges and agrees that Lender has not heretofore waived any of its rights or remedies under the Loan Documents nor has Lender waived any of the duties or obligations of Borrower thereunder. No waiver by Lender of any covenant or condition under the Loan Documents shall be deemed a subsequent Waiver of the same or any other covenant or condition. No covenant, term or condition of the Loan Documents shall be deemed waived by Lender unless in writing.

10.	Miscellaneous.

(a) Borrower and Guarantor agree that the Loan Agreement, the Note and each other Loan Document, as amended by this Amendment, remains in full force and effect in accordance with the previously existing terms thereof, as amended by this Amendment, and such documents and instruments are hereby ratified and confirmed.

(b) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(d) This Amendment shall be construed in accordance with and governed by the internal laws of the State of New York, except that the creation, perfection and enforcement of the Liens and security interests created pursuant to the Mortgage shall be governed and construed according to the law of the state where the Land is located, it being understood that to the fullest extent permitted by the laws of such state, the law of the State of New York shall govern the Loan Agreement, the Note and the other Loan Documents as set forth in Section 11.8 of the Loan Agreement.

(e) The parties hereto expressly acknowledge and agree that this Amendment shall not be construed as a novation of the Note, the Mortgage or any other Loan Document.

(f) All of the Mortgaged Property (as defined in the Mortgage) shall remain in all respects subject to the lien, charge and encumbrance of the Mortgage, as herein modified, and nothing herein contained and nothing done pursuant hereto, shall affect the lien, charge or encumbrance of the Mortgage, as herein modified, or the priority thereof with respect to other liens, charges, encumbrances or conveyances, or release or affect the liability of any part or parties whomsoever, who may now or hereafter be liable under, or on account of, the Loan Documents.

(g) The execution and delivery of this Amendment does not constitute a waiver of any default under the Note, Mortgage or any of the other Loan Documents; provided, however, that Lender hereby acknowledges that it is not aware of any defaults under the Loan Documents.

(h) Time is hereby declared to be of the essence of this Amendment and of every part hereof.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

BORROWER:

ALEXION MANUFACTURING LLC, a Delaware limited liability company

By:	ALEXION PHARMACEUTICALS, INC., a Delaware corporation, its sole member

By:	/s/ David W. Keiser
Name:	David W. Keiser
Title:	President and Chief Operating Officer

GUARANTOR:

ALEXION PHARMACEUTICALS, INC., a Delaware corporation

By:	/s/ David W. Keiser
Name:	David W. Keiser
Title:	President and Chief Operating Officer

LENDER:

iSTAR FINANCIAL INC., a Maryland corporation

By:	/s/ Cynthia Tucker
Name:	Cynthia Tucker
Title:	Senior Vice President

REAFFIRMATION OF GUARANTY AND ENVIRONMENTAL INDEMNITY

In consideration of Lender executing the foregoing Amendment and agreeing to advance additional proceeds to Borrower in the amount of $18,000,000 (the “Additional Proceeds”) on and subject to the terms of the Loan Documents and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned as a “Guarantor” under the Completion, Payment and Performance Guaranty, and as an “Indemnitor” under the Environmental Indemnity Agreement, hereby agrees as follows (the “Guarantor”):

1. The undersigned, as Guarantor, hereby consents to the amendment of the Loan Documents pursuant to the terms and conditions of the Amendment to which this Reaffirmation of Guaranty and Environmental Indemnity is attached and to the advance of the Additional Proceeds. Guarantor hereby reaffirms all of the obligations of Guarantor under the Completion, Payment and Performance Guaranty and the Environmental Indemnity Agreement.

2. Guarantor acknowledges and agrees that the Completion, Payment and Performance Guaranty and the Environmental Indemnity Agreement shall continue in full force and effect, and that Guarantor as of the date hereof, has no claims defenses, offsets or counterclaims to or against enforcement of the Completion, Payment and Performance Guaranty or the Environmental Indemnity Agreement in accordance with its terms.

3. Guarantor hereby unconditionally, irrevocably, absolutely and forever waives and surrenders any and all defenses, setoffs, claims, counterclaims or deductions against Lender, the Loan or the enforcement thereof by Lender against Borrower, Guarantor and the Mortgaged Property, arising out of or related to any facts, circumstances, events or happenings occurring on or prior to the date hereof.

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GUARANTOR:

ALEXION PHARMACEUTICALS, INC., a Delaware corporation

By:	/s/ David W. Keiser
Name:	David W. Keiser
Title:	President and Chief Operating Officer

Exhibit A

Legal Description

PARCEL ONE

Address:	100 Technology Way
City/Town:	Smithfield
County:	Providence
State:	RI
Lot No.:	219
Plat No.:	49

THAT CERTAIN TRACT OR PARCEL OF LAND WITH ALL BUILDINGS AND IMPROVEMENTS THEREON WHICH IS SHOWN AS LOT 4 ON THAT CERTAIN PLAT ENTITLED “SUBDIVISION PLAN ISLAND WOODS COMMERCE PARK DOUGLAS PIKE—ROUTE 7 SMITHFIELD, R.I. MAGUIRE GROUP INC. PROVIDENCE, RI SCALE: 1” = 150’ DATE 2/18/93” RECORDED FEBRUARY 17, 1993 IN THE LAND EVIDENCE RECORDS FOR THE TOWN OF SMITHFIELD, SAID PARCEL BEING BOUNDED AND DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT IN THE WESTERLY PROPERTY LINE OF LAND N/F OF MAURICE BISSONNETTE, SAID POINT BEING LOCATED 443.45’ SOUTHERLY OF THE SOUTHEASTERLY CORNER OF LAND N/F OF BENJAMIN GODON AS MEASURED ALONG THE BOUNDARY LINE OF SAID BISSONNETTE LAND AND LAND N/F OF THE RHODE ISLAND PORT AUTHORITY AND ECONOMIC DEVELOPMENT CORPORATION. SAID POINT BEING THE SOUTHEASTERLY CORNER OF THE SAID PORT AUTHORITY LAND AND THE NORTHEASTERLY CORNER OF THE PARCEL HEREIN DESCRIBED;

THENCE PROCEEDING N 88° 07’ 44” W A DISTANCE OF 313.54’ TO AN ANGLE POINT;

THENCE PROCEEDING S 71° 51’ 16” W A DISTANCE OF 60.63’ TO AN ANGLE POINT;

THENCE PROCEEDING S 51° 51’ 16” W A DISTANCE OF 289.09’ TO AN ANGLE POINT;

THENCE PROCEEDING S 31° 51’ 16” W A DISTANCE OF 125.99’ TO A RHODE ISLAND HIGHWAY BOUND (RIHB) FOUND AT THE POINT OF CURVATURE AT THE NORTHWESTERLY CORNER OF THE PARCEL HEREIN DESCRIBED AT THE EASTERLY STREET LINE OF A PROPOSED STREET, THE LAST FOUR HEREIN DESCRIBED COURSES ARE BOUNDED NORTHERLY BY SAID PORT AUTHORITY LAND;

THENCE PROCEEDING S 37° 49’ 11” E ALONG THE SAID STREET LINE A DISTANCE OF 134.06’ TO A FOUND RIHB AT A POINT OF CURVATURE;

THENCE PROCEEDING SOUTHEASTERLY AND SOUTHERLY ALONG THE ARC OF A CURVE TANGENT TO THE PREVIOUS COURSE, DEFLECTING TO THE RIGHT, HAVING A RADIUS OF 225.00’ AND A CENTRAL ANGLE OF 41° 49’ 28” A DISTANCE OF 164.24’ TO A FOUND RIHB AT A POINT OF TANGENCY;

THENCE PROCEEDING S 04° 00’ 17” W TANGENT TO THE PREVIOUS COURSE ALONG THE SAID STREET LINE A DISTANCE OF 376.77’ TO A FOUND BROKEN RIHB AT THE SOUTHWESTERLY CORNER OF THE PARCEL HEREIN DESCRIBED AT OTHER LAND N/F OF THE RHODE ISLAND PORT AUTHORITY AND ECONOMIC DEVELOPMENT CORPORATION;

THENCE PROCEEDING N 81° 43’ 02” E BOUNDED SOUTHERLY BY SAID PORT AUTHORITY LAND A DISTANCE OF 628.45’ TO A FOUND RIHB FOR A CORNER;

THENCE PROCEEDING N 07° 34’ 14” W BOUNDED EASTERLY BY SAID PORT AUTHORITY LAND A DISTANCE OF 200.02’ TO A FOUND RIHB FOR A CORNER;

THENCE PROCEEDING N 81° 43’ 02” E BOUNDED SOUTHERLY TO SAID PORT AUTHORITY LAND A DISTANCE OF 170.44’ TO A FOUND BROKEN RIHB FOR CORNER AT SAID BISSONNETTE LAND;

THENCE PROCEEDING N 18° 08’ 44” W BOUNDED EASTERLY BY SAID BISSONNETTE LAND A DISTANCE OF 648.55’ TO THE POINT AND PLACE OF BEGINNING.

PARCEL TWO

Address:	30 Hanton City Road
City/Town:	Smithfield
County:	Providence
State:	RI
Lot No.:	78
Plat No.:	49

That certain parcel of land in Smithfield, Rhode Island located on the northwesterly line of Hanton City Road about 630 feet northerly of the intersection of Hanton City Road and Lydia Ann Road shown as New Lot 78 on that plan entitled “Lydia Ann Road Essex Road & Hanton City Road Smithfield, Rhode Island Administrative Subdivision Plan Assessor’s Plat 49 Lots 74, 78, 79 & 218” issued for recording, prepared by Vanasse Hangen Brustlin, Inc. 530 Broadway Providence, Rhode Island.

Beginning at the southeasterly corner of the herein described parcel at the northeasterly corner of land now or formerly of Joseph F.L. Mello Jr. & Carol Mello as shown on the Town of Smithfield Tax Assessor’s Plat 49 as Lot 77;

Thence: bounded southerly by said Mello land S 81° 32’ 43” W a distance of one hundred fifty four and 1/10 (154.1) (one hundred fifty four and 05/100 (154.05) as measured) feet to a point;

Thence: bounded westerly by land now or formerly of the Rhode Island Economic Development Corporation N 23° 38’ 40” W a distance of three hundred eighty five (385) (three hundred eighty four and 98/100 (384.98) as measured) feet more or less to a point;

Thence: bounded westerly by land now or formerly of the Rhode Island Economic Development Corporation N 16° 46’ 22” W a distance of five hundred thirty nine and 48/100 (539.48) feet to a point;

Thence: bounded westerly by land now or formerly of the Rhode Island Economic Development Corporation N 09° 09’ 21” W a distance of two hundred forty six and 10/100 (246.10) feet to a point;

Thence: bounded westerly by land now or formerly of the Rhode Island Economic Development Corporation N 14° 21’ 11” E a distance of seven hundred forty three and 19/100 (743.19) feet to a point;

Thence: bounded northeasterly by land now or formerly of Maurice Bissonnette S 39° 20’ 08” E a distance of one hundred twenty six and 67/100 (126.67) feet to a point;

Thence: bounded northeasterly by land now or formerly of Maurice Bissonnette S 65° 57’ 07” E a distance of five hundred nine and 67/100 (509.67) feet to a point marked by a found concrete bound with drill hole;

Thence: bounded northeasterly by land now or formerly of Maurice Bissonnette S 36° 51’ 15” E a distance of two hundred two and 93/100 (202.93) feet to a point marked by a found concrete bound with drill hole;

Thence: bounded northeasterly by land now or formerly of Maurice Bissonnette S 41° 39’ 13” E a distance of one hundred seven and 56/100 (107.56) feet to a point marked by a found concrete bound with drill hole in the northwesterly side of Hanton City Road;

Thence: bounded southeasterly by Hanton City Road S 33° 08’ 38” W a distance of two hundred seventy five and 48/100 (275.48) feet to a point marked by a found concrete bound with drill hole;

Thence: bounded easterly by Hanton City Road S 10° 21’ 28” W a distance of three hundred fifty two and 74/100 (352.74) feet to a point marked by a found concrete bound with drill hole;

Thence: bounded easterly by Hanton City Road S 05° 54’ 38” W a distance of two hundred eight and 79/100 (208.79) feet to a point marked by a found concrete bound with drill hole;

Thence: bounded southeasterly by Hanton City Road S 34° 08’ 26” W a distance of sixty seven and 71/100 (67.71) feet to a point marked by a found concrete bound with drill hole;

Thence: bounded southeasterly by Hanton City Road S 54° 18’ 20” W a distance of one hundred eighty two and 05/100 (182.05) feet to a point marked by a granite bound found;

Thence: bounded southeasterly by Hanton City Road S 44° 33’ 20” W a distance of forty five and 2/10 (45.2) feet to a point;

Thence: bounded southeasterly by Hanton City Road S 30 ° 03’ 20” W a distance of fifty six and 8/10 (56.8) feet to a point;

Thence: bounded southeasterly by Hanton City Road S 14° 33’ 20” W a distance of twenty three (23) (thirty seven and 42/100 (37.42) as measured) feet to a point;

Thence: bounded southeasterly by Hanton City Road S 19° 30’ 39” E a distance of two hundred twenty (220) (two hundred seven and 83/100 (207.83) as measured) feet to the point of beginning.

Together with and subject to the rights and easements as set forth in the Private Access Road Easement Agreement dated May 1, 2002 and recorded in Book 322, Page 867; the Cross-

Easement Agreement dated June 1, 1999 and recorded in Book 257, Page 498, as amended by Amendment dated May 1, 2002 and recorded in Book 322, Page 837; and the Buffer Zone Easement and Agreement dated May 1, 2002 and recorded in Book 322, Page 848 in the Smithfield Land Evidence Records.

SCHEDULE 2.3

SEE ATTACHED

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